SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                     FIRST LITCHFIELD FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

                     FIRST LITCHFIELD FINANCIAL CORPORATION
________________________________________________________________________________
     4)   Date Filed:
                                 April 21, 2003
________________________________________________________________________________

                     FIRST LITCHFIELD FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 2003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2003


To the Shareholders of First Litchfield Financial Corporation:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 21, 2003 at the Litchfield Inn, Route 202, Litchfield, Connecticut, for the following purposes:

1. To elect four (4) shareholders to the Board of Directors, each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2003.

3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

     Only those Shareholders of record at the close of business on the 8th day of April, 2003 are entitled to notice of, and to vote at this Annual Meeting. A list of those Shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Secretary of the Company at the Company's main office, 13 North Street, Litchfield, Connecticut, and will also be available for inspection by shareholders at the meeting itself.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION



                                                 /s/ Philip G. Samponaro
                                                 -------------------------------
                                                 Philip G. Samponaro,
                                                 Secretary

April 21, 2003

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY
----------------
PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO PHILIP G. SAMPONARO, SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

            Proxy Statement of First Litchfield Financial Corporation


                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 21, 2003


                             SOLICITATION OF PROXIES

     The enclosed proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of Shareholders, to be held on Wednesday, May 21, 2003, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 21, 2003. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone or telegraph. The Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors of the Company has fixed the close of business on April 8, 2003 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,782,247 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 423 Shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at the Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is outstanding or entitled to vote at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. The affirmative vote of the majority of the votes cast is required to ratify the appointment of the Company's independent auditors. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

     If the enclosed form of Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked Proxies will be voted "FOR" the election of the four (4) nominees for election to the Board of Directors; and "FOR" ratification of appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2003. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which the Company did not have notice at least 45 days prior to the date of the Annual Meeting.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table includes certain information as of March 17, 2003 regarding the principal shareholders (the "Principal Shareholders") of the Company. With the exception of the Principal Shareholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.

                                                           Percent of
Name and Address              Number of Shares             Outstanding
of Beneficial Owner          Beneficially Owned (1)        Common Stock
-------------------          ----------------------        ------------

Donald K. Peck                    128,659 (2)                    7.22%
Litchfield, CT

William J. Sweetman                98,035 (3), (4)               5.50%
Litchfield, CT
---------------------

     1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.
     2. Includes shares owned by, or as to which voting power is shared with spouse.
     3. Includes options to purchase 4,897 additional shares of the Company's Common Stock.
     4. Includes 13,321 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for re-election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

     Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at twelve (12). At this Annual Meeting, four (4) directors are to be elected, each for a term of three (3) years and until their successors are elected and qualified. The terms of directors Joseph J. Greco, Perley H. Grimes, Jr., Thomas A. Kendall, and Charles
E. Orr expire at the 2003 Annual Meeting. All nominees are now serving as directors. Each of the four (4) directors whose terms expire at this meeting, are nominated for re-election and each has indicated a willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

     There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors have been selected as directors.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

     The  following  sets forth the name and age of each nominee (the first four
(4) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company, and the principal occupation and business experience of each during the past five
(5) years:

                              NOMINEES FOR ELECTION

                 Position Held with                       Expiration Date
Name & Age       the Company                              of Current Term
----------       ------------------------------           ---------------

Joseph J.        President and Chief Executive                  2003
Greco            Officer and Director of the
(52)             Company and of the Bank
                 since 2002 (1)

Perley H.        Director of the Company                        2003
Grimes, Jr.      since 1988 and of the
(58)             Bank since 1984 (2)

Thomas A.        Director of the Company                        2003
Kendall          and of the Bank since 1999 (3)
(47)

Charles E.       Director of the Company                        2003
Orr              since 1988 and of the
(67)             Bank since 1981 (4)

                              CONTINUING DIRECTORS

Clayton L.       Director of the Company                        2005
Blick            since 1988 and of the
(85)             Bank since 1953 (5)

                 Position held with                       Expiration Date
Name & Age       the Company                              of Current Term
----------       ------------------------------           ---------------

Bernice D.       Director of the Company                        2005
Fuessenich       since 1988 and of the
(84)             Bank since 1978 (6)

George M.        Director of the Company                        2004
Madsen           and of the Bank since 1988 (7)
(69)

Alan B.          Director of the Company                        2004
Magary           and of the Bank since 2002 (8)
(60)

Gregory S.       Director of the Company                        2004
Oneglia          and of the Bank since 2002 (9)
(55)

William J.       Director of the Company                        2004
Sweetman         and of the Bank since 1990 (10)
(56)

H. Ray           Director of the Company                        2005
Underwood        and of the Bank since 1998 (11)
(49)

Patricia D.      Director of the Company                        2004
Werner           and of the Bank since 1996 (12)
(56)
------------------

     1. Mr. Greco has served as the President and Chief Executive Officer of the Company and the Bank since June 2002. Mr. Greco served as President and Chief Executive Officer of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.
     2.   Mr. Grimes is a Partner in the Law Firm of Cramer & Anderson.
     3.   Mr. Kendall is a self employed investor.
     4. Mr. Orr is retired. He served as President of New Milford Volkswagen, Inc. until April 2002.
     5.   Mr. Blick is a Partner in the Law Firm of Cramer & Anderson.
     6. Ms. Fuessenich is a realtor for Klemm Real Estate, Inc. since January 1, 2002. She was a realtor and an owner of the Fuessenich Agency until December 31, 2001.
     7. Mr. Madsen is retired. He formerly served as President of Roxbury Associates, Inc.
     8. Mr. Magary is retired. He served as principal of Magary Consulting Services through December 1999.
     9. Mr. Oneglia is Vice-Chairman of O&G Industries, Inc. since 2000. Mr. Oneglia served as President of O&G Industries, Inc. from 1997 to 2000, and served as Vice-President from 1976 to 1997.
     10.  Mr.  Sweetman is the  President  and Owner of Dwan & Co., Inc.
     11.  Mr. Underwood is Secretary and Treasurer of Underwood Services, Inc.
     12.  Ms. Werner is the head of the Washington Montessori Association, Inc.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company met six (6) times in 2002. With the exception of Thomas A. Kendall, all directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which such director served during 2002.

     In 2002, each director of the Company who was not an employee of the Bank, received $300 for each Board meeting attended and $275 for each committee meeting attended. The Chairman of the Board of Directors also receives an annual retainer of $6,000 and each non-officer director of the Company also receives an annual retainer of $5,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any board committee.

     The Board of Directors has established several standing committees to assist in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Nominating Committee
--------------------

     The Nominating Committee met two (2) times in 2002. The Committee members are: Perley H. Grimes, Jr., George M. Madsen, Charles E. Orr and H. Ray
Underwood. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank, respectively, and recommends proposed nominees for election as members of the Boards of Directors and committees. The Nominating Committee will consider recommendations by shareholders for nomination as director, provided such recommendations are submitted in accordance with certain procedures set forth in the Company's Bylaws and applicable regulations. A copy of the Bylaws will be sent to any shareholder upon request.

Compensation Committee
----------------------

     The Company does not have a Compensation Committee. Rather, the Bank has a Compensation Committee. The Compensation Committee met two (2) times in 2002. The Committee members are: Bernice D. Fuessenich, Thomas A. Kendall and Patricia
D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank.

Audit/Compliance and Security Committee
---------------------------------------

     The Audit/Compliance and Security Committee (the "Audit Committee") met five (5) times in 2002. The Committee members are: Alan B. Magary, Thomas A. Kendall, H. Ray Underwood and Patricia D. Werner. In addition, the Bank's Auditor & Compliance Officer, Stephen M. Riley, II, attends the Audit Committee Meetings. Subject to the more detailed descriptions set forth in its Charter, which is attached as Exhibit A to this Proxy, this Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and selection of independent accountants. As of the date of this Proxy Statement, each of the Audit Committee Members is an "independent director" under the American Stock Exchange ("AMEX") Listing Standards.

Audit Committee Report

     The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange
Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, certain matters specified in Statement on Auditing Standards No. 61, communication with Audit Committees, as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed McGladrey's independence with respect to the Company with McGladrey.

     Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.

                                          First Litchfield Financial Corporation
                                          Audit Committee


                                          Thomas A. Kendall, Chairman
                                          Alan B. Magary
                                          H. Ray Underwood
                                          Patricia D. Werner

                       COMMON STOCK OWNED BY DIRECTORS AND
                               EXECUTIVE OFFICERS

     The following table sets forth the number and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers named in the Summary Compensation Table, and the Directors and Executive Officers as a group at March 17, 2003.

                                    Common Shares
Name Of                             Beneficially Owned
Beneficial Owner                    At March 17, 2003 (1)      Percent of Class
----------------------              ----------------------     -----------------

Clayton L. Blick                           13,360 (2),(3)            .75%

Bernice D. Fuessenich                       10,485(2)                .59%

Joseph J. Greco                                210                   .01%

Perley H. Grimes, Jr.                       15,674 (2)               .88%

Thomas A. Kendall                              637                   .04%

George M. Madsen                            15,951 (6)               .89%

Alan B. Magary                                 210                   .01%

Gregory S. Oneglia                           5,105                   .29%

Charles E. Orr                              13,948 (2)               .78%

William J. Sweetman                         98,035 (2),(4)          5.50%

H. Ray Underwood                               126                   .01%

Patricia D. Werner                           3,816 (5)               .21%

Carroll A. Pereira                          16,471 (3),(7)           .92%

Philip G. Samponaro                         21,902 (8)              1.23%

Revere H. Ferris                            40,342 (9)              2.26%

All Directors and Executive                256,272                 14.37%
Officers as a group (15 persons)
--------------------------------
Footnotes on next page

-----------------------

     1.The definition of beneficial owner  includes any person who,  directly or
       indirectly,   through  any  contract,   agreement  or   understanding,
       relationship or otherwise has or shares voting power or investment power with respect to such security.
     2.Includes options to purchase 4,897 shares of Common Stock.
     3.Includes  shares  owned by, or as to which  voting  power is shared with, spouse or children.
     4.Includes  13,321  shares  owned by an estate as to which  individual  has voting power as fiduciary of said estate.
     5.Includes options to purchase 3,412 shares of Common Stock.
     6.Includes options to purchase 2,897 shares of Common Stock.
     7.Includes options to purchase 16,260 shares of Common Stock.
     8.Includes  options to purchase  19,958  shares of Common  Stock.  Includes
       1,085 shares of Common Stock held in a trust for which Mr. Samponaro is a beneficiary.
     9.Includes options to purchase 8,514 shares of Common Stock. In addition, the total for Mr. Ferris includes 16,170 shares of Common Stock held in trusts for which Mr. Ferris serves as trustee.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning Executive Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.





      Name and Age               Position Held with the Company and/or Bank
      ------------------------   -----------------------------------------------
      Joseph J. Greco (52)       President, Chief Executive Officer
                                 and Director of the Company and of the Bank since 2002 (1)

      Carroll A. Pereira (47)    Treasurer of the Company, Senior Vice President
                                 and Chief Financial Officer of the Bank since
                                 1984

      Philip G. Samponaro (61)   Secretary of the Company, Senior Vice
                                 President, Chief Administrative Officer,
                                 Cashier and Secretary of the Bank since 1976

      Revere H. Ferris (62)      Senior Vice President and Senior Loan Officer
                                 of the Bank since 1997 (2)

      John S. Newton (64)        Senior Vice President and Trust Officer of the
                                 Bank since 1999 (3)

------------------------------
          1.Mr.Greco has served as President and Chief Executive of the Company and Bank since June 17, 2002. Prior to joining the Bank and Company, Mr. Greco served as President and CEO of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.

         2.Mr. Ferris has served as Senior Vice President and Senior Loan
           Officer of the Bank since 1997. Mr. Ferris served as Vice President from January, 1997 through December, 1997 and served as Assistant Vice President from January, 1996 through December, 1996.

          3.Mr.Newton has served as Senior Vice President and Trust Officer of the Bank since April, 1999. Prior to joining the Bank, Mr. Newton served as Vice President and Senior Trust Officer of The Bank of Western Massachusetts from October, 1995 to April, 1999.

                             EXECUTIVE COMPENSATION

     The following table provides certain information regarding the compensation paid by the Company and the Bank to certain Executive Officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2002, 2001 and 2000. Other than the Named Executive Officers set forth below (the "Named Executive Officers"), no other individual employed by the Company and/or the Bank received aggregate compensation of $100,000 or more during the fiscal year ended December 31, 2002.



                           Summary Compensation Table


                                                                                      Long Term Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation
                                                                                     Awards              Payouts

                                                                                              Securities
                                                                                   Restricted Underlying   LTIP
                                                                      Other Annual   Stock     Options/   Payout($)     All Other
 Name and Principal               Year       Salary($)                Compensation   Awards     SARs                  Compensation
  Position                                   (1)(2)         Bonus($)      ($)           ($)      (#)                       ($)
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. Greco                   2002       $ 90,197(3)     $10,000                                                $  5,796 (4)
President and Chief
Executive Officer of the
Bank and Company

Jerome J. Whalen                   2002      $208,521(5)                                                            $159,906 (6)
President and Chief Executive      2001      $194,683                                                               $ 16,744 (7)
Officer of the Bank and Company    2000      $195,331                                                               $270,308 (8)


Revere H. Ferris                   2002      $110,631
Senior Vice President and          2001      $106,716                                                               $ 10,622  (9)
Senior Loan Officer of the Bank    2000      $107,056                                                               $  8,679 (10)
                                                                                                                    $  3,205 (11)
John S. Newton                     2002      $125,822
Senior Vice President and          2001      $119,700                                                               $ 11,018 (12)
Trust Officer of the Bank          2000      $119,700                                                               $  8,883 (13)
                                                                                                                    $  2,018 (11)
Carroll A. Pereira                 2002      $108,147
Treasurer of the Company,          2001      $100,787                                                               $ 10,706 (14)
Senior Vice President and Chief    2000      $101,127                                                               $  8,403 (15)
Financial Officer of the Bank                                                                                       $  3,028 (11)


Philip G. Samponaro                2002      $111,143                                                               $ 10,786 (16)
Secretary, Senior Vice President,  2001      $106,196                                                               $  8,679 (17)
Chief Administrative Officer and   2000      $106,536                                                               $  3,190 (11)
Cashier of the Bank and Secretary
of the Company
       -------


Footnotes on next page

Footnotes from previous page

     1. The Company furnishes the Named Executive Officers with certain non-cash compensation and other personal benefits aggregating less than 10% of their cash compensation.
     2. All employees of the Bank, including the above Named Executive Officers, are eligible after 1 year of service to participate in the Bank's 401(k) deferred compensation plan. The Bank's contribution of up to 50% of the first 4% of each employee's voluntary salary reduction contributed to the 401(k) plan becomes immediately vested. The Officer's compensation above is without deduction for their 401(k) contribution.
     3. Mr. Greco began serving as President and Chief Executive Officer of the Company and the Bank on June 17, 2002.
     4. The amount includes $5,796 awarded to Mr. Greco pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     5.   Mr. Whalen retired on June 30, 2002.
     6. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,867. Additionally, amount includes $23,612 paid to Mr. Whalen for benefits received under the Bank's Long Term Incentive and Deferred Compensation Plan pursuant to the Early Retirement Agreement with Mr. Whalen. (See "Long Term Incentive and Deferred Compensation Plans.") Additionally, the amount includes $133,427, which can be attributed to the exercise of stock options by the Named Executive Officer.
     7. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy, for the benefit of the Named Executive Officer pursuant to the Executive Supplemental Compensation Agreement, $500. (See "Executive Supplemental Compensation Agreement for Mr. Whalen.") Additionally, the amount includes $5,733 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer. Additionally, amount includes $10,511 awarded to Mr. Whalen pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     8. Amount includes the Named Executive Officer's taxable benefit portion of the Split Dollar Life Insurance policy for the benefit of the Named Executive Officer pursuant to the 1994 Supplemental Employee Retirement Plan Agreement, $478. Additionally, the amount includes $263,974, which can be attributed to the exercise of stock options by the Named Executive Officer and $5,856 which is the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
     9. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,155. Additionally, amount includes $7,467 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     10. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,063. Additionally, amount includes $5,616 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     11. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer.
     12. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,228. Additionally, amount includes $7,790 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     13. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,135. Additionally, amount includes $5,748 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

--------------------------------------
         Footnotes from previous page

     14. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,180. Additionally, amount includes $7,526 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     15. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,985. Additionally, amount includes $5,418 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     16. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,247. Additionally, amount includes $7,539 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")
     17. Named Executive Officer, $3,063. Additionally, amount includes $5,616 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table sets forth information regarding stock options that were exercised, if any, during the last fiscal year, and unexercised stock options held by the Named Executive Officers. The number of options and the per share exercise prices have been adjusted to reflect stock splits and dividends.



                                                                         Number of        Value of Unexercised
                                                             Securities Underlying                In-the-Money
                                                                       Unexercised                Options/SARs
                      Shares Acquired    Value Realized     Options/SARs at FY-End            At FY-End ($)(1)
Name                  on Exercise (#)            ($)(2)                        (#)   Exercisable/Unexercisable
                                                         Exercisable/Unexercisable                         (3)
                                                                               (3)
Jerome J. Whalen               24,313          $133,427                      6,455                    $  3,034

Revere H. Ferris                    0                 0                      8,514                    $ 13,750

Carroll A. Pereira                  0                 0                     16,260                    $ 58,793

Philip G. Samponaro                 0                 0                     19,958                    $ 89,634

--------------------------

     1. Represents the difference between the fair market value price of the Company's Common Stock at December 31, 2002, $14.75, and the exercise price of options, multiplied by the number of options. No SARs have been granted by the Company. Options are in the money if the fair market value of the underlying securities exceeds the exercise or base price of the options.
     2. Represents the difference between the closing bid price of the Company's common stock on the date the options are exercised and the exercise price of options, multiplied by the number of options.
     3.   All options are exercisable.

Agreements with Management
--------------------------

     While there are no employment contracts between the Company and any of its Executive Officers, there are change of control agreements between the Bank and its Executive Officers. These agreements provide that in certain instances if the Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

Agreements with Employees
-------------------------

     While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and twenty-five (25) employees who have been employed by the Bank for more than ten years. These agreements provide that in certain instances if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

Long Term Incentive and Deferred Compensation Plans
--------------------------------------------------------

     During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with the Named Executive Officers to encourage the Executives to remain employees of the Bank. In addition, in December 2002, the Bank entered into a Long Term Incentive Retirement Agreement with Joseph J. Greco, President and Chief Executive Officer. The Executive Incentive Agreements will trigger the award of deferred bonuses to the Named Executive Officers if specified Bank performance objectives are achieved, based upon a formula approved by the Board of Directors and upon which tax deferred earnings will accrue at rates which will generally range between 4% and 15%. Amounts are awarded after the end of each fiscal year. Such awards will immediately vest 20% per additional year of service subsequent to the year with respect to which the award is granted with 100% vesting upon a change in control, termination without cause, or, at normal retirement or at age 55 with 20 years of service. If the Named Executive Officer dies while serving as an executive officer of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements) if the Bank acquires and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Named Executive Officer's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen
(15) years.

     During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements with each of its Directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each Director. In addition, in December 2002, the Bank entered into Long Term Incentive Retirement Agreements with two newly appointed directors, Gregory S. Oneglia and Alan B. Magary. The Director Incentive Agreements will award a director with a right to earn and defer the receipt of a bonus in an amount or percentage of director and retainer fees, and have earnings accrue on such amounts at a rate anticipated to be between 4% and 15% and generally equivalent to the appreciation in the Company's stock price over the period of time for which the fees are deferred pursuant to the Director Incentive Agreements if specified Bank performance objectives are achieved. All amounts in the Director Incentive Agreements will immediately vest 20% per additional year of service with 100% vesting upon a change in control, at normal retirement or full term years of service. If a participant dies while serving as an outside director of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the

Director Incentive Agreements) if the Bank has acquired and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Director's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years.

     In concert with the Executive and Director Incentive Agreements, the Bank has invested $6.2 million in universal cash surrender value life insurance. Insurance policies were acquired on the lives of each of the Bank's Named Executive Officers, five (5) non-senior officers and all but three (3) of the Bank's directors which are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.9% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

Executive Supplemental Compensation Agreement for President Whalen
------------------------------------------------------------------

     Effective November 21, 2000, the Bank entered into an Executive Supplemental Compensation Agreement (the "Executive Agreement") with Jerome J. Whalen, who then served as President and CEO. This Agreement superseded the amended 1994 Supplemental Employment Retirement Agreement with Mr. Whalen. The purpose of the Executive Agreement was to induce President Whalen to continue in the employ of the Bank and to recognize his past service by providing him with increased retirement benefits through a trust arrangement, such that his total retirement payments from all sources will approximate 60% of the average of the five (5) consecutive calendar years during Mr. Whalen's period of employment by the Bank in which his compensation, including any bonus, is the highest. The premium paid by the Bank on the policy to fund the Executive Agreement during 2002 was $37,250. Upon the death of Mr. Whalen, the Bank expects to recover its costs from the face amount of the policy.

Early Retirement Agreement with President Whalen
------------------------------------------------

     The terms of the Early Retirement Agreement with Jerome J. Whalen signed on April 2, 2002 superseded certain aspects of the previously referenced agreement and amended the scope of the non-compete provisions set forth in the Executive Agreement, but would continue to preclude Mr. Whalen from working for a competing institution following his retirement in the proximity of the Bank. Mr. Whalen retired on June 30, 2002. The Early Retirement Agreement provided for the payment of severance benefits equal to $195,138 and provides for one year of Company paid group health and dental insurance for Mr. Whalen and his spouse and the continuation of such coverage thereafter at Mr. Whalen's expense until Mr. Whalen reaches 65. The Early Retirement Agreement also provides for a lump sum payment of Mr. Whalen's Supplemental Retirement Benefits in the amount of $210,000 in 2003. In accordance with the Early Retirement Agreement, upon Mr. Whalen's retirement, the Company transferred to Mr. Whalen, the 1999 Buick automobile which had previously been available for his use. In addition, Mr. Whalen received his vested benefits pursuant to the Bank's Long Term Incentive Plan which amounted to $23,612 and he received protection pursuant to the previously referenced Change In Control Agreement through the expiration of such Agreement on June 1, 2002.

1990 Stock Option Agreement with President Whalen
-------------------------------------------------

     The Board of Directors, with shareholder approval on April 11, 1990, granted the Company's President, Jerome J. Whalen, stock options to purchase a maximum of 3,000 shares of the Company's Common Stock (the "1990 Plan"). The options had a term of ten (10) years from the 1990 date of grant. The original exercise price was $55.00 per share which was the fair market value of the Common Stock on March 1, 1990, the date Mr. Whalen joined the Company as President and Chief Executive Officer. On May 4, 1994, an amendment to the 1990 Plan was approved by shareholders thereby increasing the number of stock options available to Mr. Whalen on December 31, 1994 to 3,829 at an adjusted price of $43.08 per share. As a result of stock splits and dividends, as of December 31, 1999, Mr. Whalen had options to purchase 29,997 shares at a price of $5.41 per share pursuant to the 1990 Plan. In accordance with the Plan, Mr. Whalen exercised his options to purchase 29,997 shares of Common Stock in February, 2000.

1994 Stock Option Plan For Officers and Outside Directors
---------------------------------------------------------

     On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The Plan expired on May 4, 1999. Pursuant to the 1994 Stock Option Plan, in 1995, the Board of Directors granted options to Mr. Whalen, which as a result of stock splits, stock dividends and exercises allowed Mr. Whalen to purchase shares of the Company's Common Stock. Mr. Whalen retired on June 30, 2002 and exercised options in accordance with such Plan. Currently, Mr. Whalen holds 6,455 options which were granted in 1999 with an exercise price of $15.22 per share.

     Pursuant to the 1994 Stock Option Plan, in January 1995, the Board of Directors granted stock options to Mr. Samponaro which as a result of stock splits and dividends allows him to purchase 3,698 shares of the Company's Common Stock at $6.41 per share. In January 1996, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow each such individual to purchase 3,873 shares of the Company's Common Stock at $8.17 per share. In January 1997, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow such individuals to purchase 3,873 shares of Common Stock at an exercise price of $9.70 per share. In January 1998, the Board granted stock options to Ms. Pereira and Messrs. Ferris and Samponaro which as a result of stock splits and dividends allow such individuals to each purchase 4,257 shares of Common Stock at an exercise price of $11.52 per share. In January, 1999, the Board granted options to each of these individuals, which as a result of a stock dividend, allows each individual to purchase 4,257 shares at an exercise price of $15.22 per share.



     Pursuant to the 1994 Stock Option Plan, with the exception of Patricia D. Werner who became a director in 1996, H. Ray Underwood who became a Director in 1998, Thomas A. Kendall who became a Director in 1999, and Gregory S. Oneglia and Alan B. Magary, who both became directors in 2002, each outside director who is not an officer of the Company or the Bank ("Outside Director") as well retired directors Clock and Field, has received stock options, which are presently exercisable, to purchase a total of 4,897 shares of the Company's Common Stock. More specifically, in May 1994, each Outside Director was granted options, which as a result of stock splits and dividends allow such individuals to purchase 2,917 shares of Common Stock at $5.55 per share. Moreover, in June, 1995, each Outside Director was granted options, which as a result of stock splits and dividends allow such individuals to purchase 495 shares of Common Stock at $6.45 per share. In June 1996, each Outside Director was granted options, which as a result of stock splits and dividends, allow such individuals to purchase 495 shares of Common Stock at $8.84 per share. In June, 1997, each Outside Director was granted options which as a result of stock splits and dividends allow such individuals to purchase 495 shares of Common Stock at an exercise price of $9.80 per share. In June 1998, each Outside Director was granted options, which as a result of a stock dividend, allow each individual to purchase 495 shares of Common Stock at an exercise price of $13.78. Moreover, Patricia D. Werner has options to purchase 3,412 shares of Common Stock consisting of options to acquire 2,917 shares at $9.84 per share and options to acquire 495 shares at $13.78 per share. In accordance with the plan, in January 2003, Mr. Clock exercised his options to purchase 2,917 shares of common stock. In February 2003, Mr. Madsen exercised his options to purchase 2,000 shares of common stock.

401(k) Plan
-----------

     The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Currently, the Bank makes matching contributions equal to 50% of participant contributions up to the first 4% of pre-tax compensation of a contributing participant. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $91,349 for 2002 and $78,737 for 2001.

Noncontributory Defined Benefit Pension Plan
--------------------------------------------

     The Bank has a noncontributory defined benefit pension plan that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. The Bank's funding policy is to contribute amounts to the Plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank may determine to be appropriate from time to time.

Directors' Fees Plan
--------------------

     The Company offers Directors the option to defer their Directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The cost of the related trust assets and corresponding liability was $339,284 and $300,391 at December 31, 2002, and 2001,
respectively.

               CERTAIN TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

     The Bank has had and expects to have in the future, transactions in the ordinary course of its business with Directors, Officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $2,264,522 and $3,213,055 at December 31, 2002 and 2001, respectively. During 2002, $2,609,127 of new loans were made, and repayments totaled $2,434,619. At December 31, 2002, all loans to Officers, Directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

     Clayton L. Blick and Perley H. Grimes, Jr., both of whom are Directors of the Company and the Bank, are partners in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters.
During 2002 and 2001, the Bank paid Cramer & Anderson $97,651 and $94,052, respectively for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

     Ernest W. Clock,  Director of the Company and the Bank,  is the Chairman of
F. North Clark Insurance Agency, Inc., which serves as insurance agent for many of the Bank's insurance needs. Mr. Clock retired from the Board during 2002. In 2001, the Bank paid insurance premiums to F. North Clark Insurance Agency, Inc. in the aggregate amount of $134,262.

     Gregory Oneglia, Director of the Company and the Bank, is a one-sixth owner of property that is leased by the Bank for a branch. In 2002, the Bank paid rent expense for that property in the amount of $588, which represents Mr. Oneglia's percentage of ownership in the property.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                                  PROPOSAL (2)
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee, in its capacity as a committee of the Board of Directors has selected McGladrey & Pullen, LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003. McGladrey & Pullen, LLP has served as the accountants for the Company for the fiscal year ended December 31, 2002. McGladrey & Pullen, LLP's opinion on the Consolidated Financial Statements of First Litchfield Financial Corporation and subsidiary for the year ended December 31, 2002 is included in the First Litchfield Financial Corporation 2002 Annual Report.

1.   Audit Fees
     ----------

     The aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB during the year ended December 31, 2002 were $86,221.

2.   Financial Information Systems Design and Implementation Fees
     ------------------------------------------------------------

     For the fiscal year ended December 31, 2002, there were no fees billed or expected to be billed by McGladrey & Pullen, LLP for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

3.   All Other Fees
    --------------

     The aggregate fees billed or expected to be billed for services rendered by McGladrey & Pullen, LLP, other than the services covered above, for the fiscal year ended December 31, 2002 were $21,952.

Independence
------------

     The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by McGladrey & Pullen, LLP relating to matters 2 and 3 above, is compatible with maintaining the independence of such accountants.

     A representative of McGladrey & Pullen, LLP will be available at the Annual Meeting to answer questions and will be afforded the opportunity to make a statement if he or she desires to do so.

Required Vote For Ratification of the Independent Auditors
----------------------------------------------------------

     The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of the independent auditors for the year ending December 31, 2003.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2003 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

     Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2003 Annual Meeting.

     In order to be included in the Company's proxy statement and form of proxy for the 2004 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 23, 2003, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

o You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

o    Your notice must contain  specific  information  required in the  Company's
     Bylaws.

     Any other proposal for consideration by shareholders at the Company's 2004 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less than 45 days nor more than 90 days prior to the date of the meeting if the Company gives at least 30 days notice or prior public disclosure of the meeting date to shareholders.

     Shareholder proposals should be mailed to: Philip G. Samponaro,  Secretary,
First  Litchfield  Financial  Corporation,   P.O.  Box  578,  13  North  Street,
Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company files with the Securities and Exchange Commission Annual Reports on Form 10-KSB. A copy of the Company's Annual Report on Form 10-KSB, without exhibits and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to:
Philip G. Samponaro, Secretary, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                         By Order of the Board of Directors


                                         /s/ Philip G. Samponaro
                                         --------------------------------
April 21, 2003                           Philip G. Samponaro, Secretary

                                    EXHIBIT A

                     FIRST LITCHFIELD FINANCIAL CORPORATION

                  AUDIT/COMPLIANCE & SECURITY COMMITTEE CHARTER
                  ---------------------------------------------

Organization

There shall be a committee of the Board of Directors of First Litchfield Financial Corporation (the "Corporation") to be known as the Audit/Compliance & Security Committee herein referred to as the "Audit Committee". Such Committee shall serve as the Audit Committee for the Corporation and its subsidiaries. The Audit Committee shall be composed of at least three (3) directors. All Audit Committee members must be "independent directors" within the meaning of Item 7(d)(3)(iv) of Schedule 14A, 17 C.F.R. 240.101.

All members of the Audit Committee must be financially literate at the time of their appointments and at least one member of the audit committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including current or past service as a chief executive, chief financial or other senior officer with financial oversight responsibilities. A member of the Audit Committee may not other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee accept any consulting, advisory, or other compensatory fee from the Corporation. Members of the Audit Committee are also prohibited from being an affiliated person of the Corporation or any of its subsidiaries.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Audit Committee in its capacity as a committee of the Board of Directors shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such accounting firm shall report directly to the Audit Committee.

The Audit Committee is responsible for ensuring its receipt from the outside auditor of a formal written statement detailing all relationships between the auditor and the Corporation and its subsidiaries and affiliates consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees (January 1999).

The Audit Committee shall be responsible for actively engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the independence of the outside auditor.

The Audit Committee shall meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Audit Committee shall review with the independent auditors, the Corporation's internal auditor(s), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of ethics.

The Audit Committee shall review the internal audit function of the Corporation with the independent auditors including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans.

The Audit Committee shall review  summaries of findings from completed  internal
audits  and  progress  reports  on  the  proposed   internal  audit  plan,  with
explanations for any deviations from the original plan.

The Audit Committee shall review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

The Audit Committee shall review and discuss with management and the independent auditors any changes in accounting principles.

The Audit Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

All auditing services and non-audit services, other than those which are subject to the de minimus exception of the applicable rules of the Securities and Exchange Commission, which an auditor provides to the Corporation shall be authorized and pre-approved in advance by the Audit Committee. The Audit Committee must document all non-audit services performed by the auditor which the Audit Committee pre-approves. The Audit Committee may delegate to one or more of its members the authority to grant such required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity requiring pre-approval shall be presented to the full Audit Committee at each of its meetings.

The Audit Committee shall review human resources and succession planning within the accounting and financial areas of the Corporation.

The Audit Committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

The Audit Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to engage independent counsel and other advisors as it determines necessary to carry out its duties.

The Audit Committee shall determine the appropriate funding to be provided by the Corporation for payment of compensation to the registered public accounting firm employed by the Corporation for purposes of rendering an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall have the authority and funding to engage independent counsel and any other advisors as the Audit Committee may determine to be necessary to carry out its duties and responsibilities.

The Audit Committee shall receive, and act upon as appropriate, the disclosures made by the Chief Executive Officer and the Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

Reports of the Audit Committee

The Audit Committee shall prepare a report suitable for appropriate disclosure as may be required in the Corporation's annual meeting proxy statement concerning the Audit Committee's review of the Corporation's financial statements and disclosing whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report and addressing such other issues as may be required by the or the Securities Exchange Act of 1934, as amended, or the Regulations of the Securities Exchange Commission promulgated pursuant thereto.

In addition, the Audit Committee shall report to the Board of Directors which will make appropriate disclosures regarding whether each member of the Audit Committee is an independent director and whether each member is financially literate.

Annual Review and Appropriate Disclosure by the Board of Directors of the Charter of the Audit Committee

The Board of Directors will review the charter of the Audit Committee on an annual basis and will cause the Corporation to make appropriate disclosure of and regarding same in accordance with applicable law.

Whistle-blower Procedures

The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and the confidential anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

                                     PROXY
                     FIRST LITCHFIELD FINANCIAL CORPORATION

                    [X]PLEASE MARK VOTES AS IN THIS EXAMPLE

                PROXY FOR 2003 ANNUAL MEETING OF FIRST LITCHFIELD
                 FINANCIAL CORPORATION. THIS PROXY IS SOLICITED
                     ON BEHALF OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION



     The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the "Company") do hereby nominate, constitute and appoint Herbert
L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 8, 2003 at the Annual Meeting of its shareholders to be held at the Litchfield Inn, Route 202, Litchfield, Connecticut on Wednesday, May 21, 2003 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

1.  ELECTION OF DIRECTORS: To re-elect                  With-      For All
the following four (4)  Directors to  the       For     hold        Except
Board of  Directors  each to serve for a        [ ]      [ ]         [ ]
term of three (3) years and until their suc-cessors are elected and qualified, as described in the Proxy Statement.

NOMINEES:  Joseph J. Greco, Perley H. Grimes, Jr., Thomas A. Kendall and Charles
E. Orr


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

 2.  APPOINTMENT  OF AUDITORS:  To ratify       For     Against    Abstain
 the  appointment of McGladrey & Pullen,        [ ]      [ ]         [ ]
 LLP   as   the   Company's   independent
 auditors  for the year  ending  December
 31, 2003.


3. OTHER BUSINESS: To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) & (2).

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; "FOR" THE RATIFICATION OF THE COMPANY'S APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2); AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS

          Please be sure to sign and date this Proxy in the box below.


                    ------------------------------------
                                   Date

                    ------------------------------------
                           Stockholder sign above

                    ------------------------------------
                        Co-holder (if any) sign above



   Detach above card, sign, date and mail in postage paid envelope provided.

                     FIRST LITCHFIELD FINANCIAL CORPORATION




     Please sign exactly as name appears. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.
     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY



IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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